Employee Benefit Plans	12 Months Ended
Dec. 31, 2020
Employee Benefit Plans
Employee Benefit Plans

14. Employee Benefit Plans

The Group’s PRC subsidiaries, VIEs and the VIEs’ subsidiaries are required by law to contribute a certain percentages of applicable salaries for retirement benefits, medical insurance benefits, housing funds, unemployment and other statutory benefits. The PRC government is directly responsible for the payments of such benefits. The total contribution for such employee benefits were RMB131.8 million, RMB89.0 million and RMB26.9 million for the years ended December 31, 2018, 2019 and 2020 which is recorded in operating costs and expenses in the consolidated statements of operations in the period those contributions are due. The Group has no ongoing obligation to its employees subsequent to its contributions to such employee benefit plans.